Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,786,934)
Unrealized Gain (Loss) on Market Value of Futures	681,412
Dividend Income	43,004
Interest Income	530,418
ETF Transaction Fees	4,200
Total Income (Loss)	$(4,527,900)

Expenses
Management Fees	$209,146
Professional Fees	25,577
Brokerage Commissions	36,179
Non-interested Directors' Fees and Expenses	3,941
Prepaid Insurance Expense	6,957
Total Expenses	$281,800
Net Income (Loss)	$(4,809,700)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/19	$336,623,119
Withdrawals (1,500,000 Shares)	(52,794,650)
Net Income (Loss)	(4,809,700)

Net Asset Value End of Month	$279,018,769
Net Asset Value Per Share (7,850,000 Shares)	$35.54

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(132,675)
Unrealized Gain (Loss) on Market Value of Futures	(317,425)
Dividend Income	2,404
Interest Income	16,264
ETF Transaction Fees	350
Total Income (Loss)	$(431,082)

Expenses
Management Fees	$5,363
Professional Fees	4,759
Brokerage Commissions	262
Non-interested Directors' Fees and Expenses	124
Prepaid Insurance Expense	87
Total Expenses	10,595
Expense Waiver	(3,994)
Net Expenses	$6,601
Net Income (Loss)	$(437,683)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/19	$10,039,293
Withdrawals (100,000 Shares)	(1,613,520)
Net Income (Loss)	(437,683)

Net Asset Value End of Month	$7,988,090
Net Asset Value Per Share (500,000 Shares)	$15.98

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,919,609)
Unrealized Gain (Loss) on Market Value of Futures	363,987
Dividend Income	45,408
Interest Income	546,682
ETF Transaction Fees	4,550
Total Income (Loss)	$(4,958,982)

Expenses
Management Fees	$214,509
Professional Fees	30,336
Brokerage Commissions	36,441
Non-interested Directors' Fees and Expenses	4,065
Prepaid Insurance Expense	7,044
Total Expenses	292,395
Expense Waiver	(3,994)
Net Expenses	$288,401
Net Income (Loss)	$(5,247,383)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/19	$346,662,412
Withdrawals (1,600,000 Shares)	(54,408,170)
Net Income (Loss)	(5,247,383)

Net Asset Value End of Month	$287,006,859

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596